SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2003

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                  000-31797                03-0366218
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

    P.O. Box C, Route 66, Catamount Industrial Park, Randolph, Vermont 05060
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (802) 728-3600

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

     Number                        Title
     ------                        -----

      99.1         Press Release dated September 15, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On September 15, 2003, Vermont Pure Holdings, Ltd. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The press release includes the non-GAAP financial measure of EBITDA which represents earnings before interest, income taxes, depreciation and amortization. EBITDA is included because management believes it is a useful tool for investors to assess the operating performance of the business in comparison to other businesses in the industry. In addition, EBITDA is a measure used to calculate one of the financial covenants for compliance with the Company's senior debt facility. Management believes that the most directly comparable GAAP financial measure is net income.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Vermont Pure Holdings, Ltd.

                                                     By: /s/ Bruce S. MacDonald
                                                         -----------------------
                                                         Bruce S. MacDonald
                                                         Chief Financial Officer

Date: September 15, 2003

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                                  EXHIBIT INDEX

     Number                        Title
     ------                        -----

      99.1         Press Release dated September 15, 2003